Exhibit 10.3

Third Amendment to the Guaranteed Supply Agreement

This Third Amendment to the Guaranteed Supply Agreement (“Amendment”) is made effective on January I, 2012, by and between The Pantry, Inc. (“PANTRY”), whose offices are located at 305 Gregson Drive, Cary, North Carolina 27511 and Marathon Petroleum Company LP (“MPC”), formerly known as Marathon Petroleum Company LLC, whose offices are located at 539 South Main Street, Findlay, Ohio 45840.

WHEREAS, MPC, then known as Marathon Petroleum Company LLC, and PANTRY entered into a certain Guaranteed Supply Agreement dated July 26, 2010 and amended on February 14, 2011 and August 15, 2011 (collectively, the “Agreement”), in which MPC agrees to sell and PANTRY agrees to purchase Products as described in the Agreement; and

WHEREAS, PANTRY has requested that certain applicable [***] commitments be [***] by [***];

WHEREAS, MPC is willing to consent to such [***], provided that the total of all such [***] commitments (after such [***]) continue, in aggregate, to [***] within the Agreement;

WHEREAS, MPC and PANTRY desire to amend the Agreement;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree that the foregoing recitals are incorporated herein by reference and as follows:

I.    Except for the provisions of the Agreement specifically addressed in this Amendment, all other provisions of the

Agreement shall remain in full force and effect.

2.    Capitalized terms used but not defined in this Amendment shall have the meaning ascribed to such terms in the Agreement.

3. Subsection (A)(2) of Section 5, labeled “[***]”, shall hereby be deleted in its entirety and replaced with the following:

“(2)(a) Volumes Eligible for [***]. In any [***] between [***] and [***] in which [***] of (a) [***] (as defined in the MCA) directly from MPC at the Designated Terminals and delivered to the Retail Outlets (as defined in the MCA) for resale at retail and (b) [***] purchased directly from MPC at the Designated Terminals, [***] gallons so purchased [***] will pay [***] on each gallon of [***] purchased by PANTRY from MPC at the Designated Terminals, [***] gallons of [***] so purchased in the [***]. The per gallon [***] with respect to a gallon of [***] so purchased in a [***] will be calculated in accordance with the [***].”

4. Add the following subsection (A)(2)(b) of Section 5, labeled “[***]”, to the Agreement with the following language:

“(2)(b) Volumes Eligible for [***] – December 31, 2017. In any [***] between [***] and December 31, 2017 in which [***] of (a) [***] (as defined in the MCA) directly from MPC at the Designated Terminals and delivered to the Retail Outlets (as defined in the MCA) for resale at retail and (b) [***] purchased directly from MPC at the Designated Terminals, [***] so purchased [***] will pay [***] on each gallon of [***] purchased by PANTRY from MPC at the Designated Terminals, [***] so purchased in that [***]. The per gallon [***] with respect to a gallon of [***] so purchased in a [***] will be calculated in accordance with the [***].”

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

Table 1

[***]	[***] (in gallons)	[***] (in gallons)
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

5. Subsection (A)(5)(b) of Section 5, labeled “[***]”, shall hereby be deleted in its entirety and replaced with the following:

“(b)(i) [***] shall be [***] with respect to any gallons of [***] purchased by PANTRY at the Designated Terminals in any [***] between [***] and [***], in which [***] (i) the gallons of PANTRY’s purchases of [***] from the Designated Terminals; [***] (ii) the gallons of PANTRY‘s purchases of [***] (as defined in the MCA) from the Designated Terminals and delivered to the Retail Outlets (as defined in the MCA) for resale at retail, in the [***] or [***].”

6. Add the following subsection (A)(5)(b)(ii) of Section 5, labeled “[***]”, to the Agreement with the following language:

“(b)(ii) [***] shall be [***] with respect to any gallons of [***] purchased by PANTRY at the Designated Terminals in any [***] between [***] and December 31, 2017, in which [***] (i) the gallons of PANTRY‘s purchases of [***] from the Designated Terminals; [***] (ii) the gallons of PANTRY’s purchases of [***] (as defined in the MCA) from the Designated Terminals and delivered to the Retail Outlets (as defined in the MCA) for resale at retail, in the [***] or [***].”

Table 2

[***]	[***] (in gallons)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

7. Subsection (B)(2) of Section 5, labeled “[***]”, shall hereby be deleted in its entirety and replaced with the following:

“(2)(a) Volumes Eligible for [***] and [***]. In any [***] between [***] and [***] in which [***] of (a) [***] (as defined in the MCA) directly from MPC at the Designated Terminals and delivered to the Retail Outlets (as defined in the MCA) for resale at retail and (b) [***] and/or [***] purchased directly from MPC at the Designated Terminals, [***] gallons so purchased [***] will pay [***] on each gallon of [***] and/or [***] so purchased, [***] gallons of [***] and/or [***] so purchased in the [***]. The per gallon [***] amount to be paid with respect to a gallon of [***] and/or [***] so purchased in a [***] will be calculated in accordance with the [***].”

8. Add the following subsection (B)(2)(b) of Section 5, labeled “[***]”, to the Agreement with the following language:

“(2)(b) Volumes Eligible for [***] and [***] — December 31, 2017. In any [***] between [***] and December 31, 2017 in which [***] of (a) [***] (as defined in the MCA) directly from MPC at the Designated Terminals and delivered to the Retail Outlets (as defined in the MCA) for resale at retail and (b) [***] and/or [***] purchased directly from MPC at the Designated Terminals, [***] so purchased [***] will pay [***] on each gallon of [***] and/or [***] so purchased, [***] and/or [***] so purchased in the [***]. The per gallon [***] amount to be paid with respect to a gallon of [***] and/or [***] so purchased in a [***] will be calculated in accordance with the [***].”

Table 3

[***]	[***] (in gallons)	[***] (in gallons)
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

9. Subsection (B)(5)(b) of Section 5, labeled “[***]”, shall hereby be deleted in its entirety and replaced with the following:

“(b)(i) [***] shall be [***] with respect to any gallons of [***] and/or [***] purchased by PANTRY at the Designated Terminals in any [***] between [***] and [***], in which [***] (i) the gallons of PANTRY ‘s purchases of [***] and/or [***] from the Designated Terminals; [***] (ii) the gallons of PANTRY’s purchases of [***] (as defined in the MCA) from the Designated Terminals and delivered to the Retail Outlets (as defined in the MCA) for resale at retail, [***].”

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

10. Add the following subsection (B)(5)(b)(ii) of Section 5, labeled “[***]”, to the Agreement with the following language:

“(b)(ii) [***] shall be [***] with respect to any gallons of [***] and/or [***] purchased by PANTRY at the Designated Terminals in any [***] between [***] and December 31 ,2017, in which [***] (i) the gallons of PANTRY’s purchases of [***] and/or [***] from the Designated Terminals; [***] (ii) the gallons of PANTRY’s purchases of [***] (as defined in the MCA) from the Designated Terminals and delivered to the Retail Outlets (as defined in the MCA) for resale at retail, in the [***] or [***].”

Table 4

[***]	[***] (in gallons)
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

11. This Amendment constitutes the entire agreement among the parties regarding this subject matter and may be amended or modified only by a written instrument signed by each of the parties.

12. This Amendment supersedes any other prior agreements or understandings of the parties relating to this subject matter and the parties are not relying on any statement, representation, promise or inducement not expressly set forth herein.

13. This Amendment may be executed in one or more counterparts, and in both original form and one or more photocopies, each of which shall be deemed to be an original, but all of which together shall be deemed to constitute one and the same instrument.

[***] Confidential treatment requested pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. Omitted portions have been filed separately with the Commission.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective authorized representatives.

Marathon Petroleum Company LP		The Pantry, Inc.
By: MPC Investment LLC, its General Partner

By:	/s/ Thomas M. Kelley	By:	/s/ Dennis G. Hatchell

Title:	Senior Vice President, Marketing	Title:	CEO

STATE OF             NC                )

                                                      ) SS

COUNTY OF          WAKE          )

On this     4th     day of May                 , 2012, before me, the undersigned Notary Public in and for said County and State, came Dennis G. Hatchell         , who did say, under oath, that he is CEO of The Pantry, Inc., a Delaware corporation, and that he executed this Third Amendment to the Guaranteed Supply Agreement on behalf of and with the authority of said corporation, with full knowledge of its contents and as its free act and deed.

IN WITNESS WHEREOF, I have hereunto affixed my hand and seal on the day and year last aforesaid.

/s/ Traca N. Williamson
Notary Public

My Commission expires:

9/25/2013
(SEAL)

STATE OF             Ohio                )

                                                         ) SS

COUNTY OF          Hancock          )

On this     4th     day of June             , 2012, before me, the undersigned Notary Public in and for said County and State, came Thomas M. Kelley, as Senior Vice President Marketing, who did acknowledge that he executed this Third Amendment to the Guaranteed Supply Agreement on behalf of and with the authority of MPC Investment LLC, general partner of Marathon Petroleum Company LP, with full knowledge of its contacts and as its free act and deed

IN WITNESS WHEREOF, I have hereunto affixed my hand and seal on the day and year last aforesaid.

/s/ Cynthia L. Ely
Notary Public

My Commission expires:

6/5/2016
(SEAL)